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                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant  [X]
Filed by a party other than the Registrant                     [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material pursuant to Rule 14a-11(c) or Section Rule 14a-12
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

           Institutional International Funds, Inc. 033-29697/811-5833
                              Foreign Equity Fund
           T. Rowe Price International Funds, Inc. 002-65539/811-2958
                     T. Rowe Price International Stock Fund
                     T. Rowe Price International Bond Fund
                   T. Rowe Price International Discovery Fund
                       T. Rowe Price European Stock Fund
                          T. Rowe Price New Asia Fund
                            T. Rowe Price Japan Fund
                        T. Rowe Price Latin America Fund
                   T. Rowe Price Emerging Markets Stock Fund
                    T. Rowe Price Emerging Markets Bond Fund
                        T. Rowe Price Global Stock Fund
                T. Rowe Price International Growth & Income Fund
              T. Rowe Price International Bond Fund--Advisor Class
             T. Rowe Price International Stock Fund--Advisor Class
              T. Rowe Price Spectrum Fund, Inc. 033-10992/811-4998
                          Spectrum International Fund
          T. Rowe Price International Series, Inc. 033-52171/811-07145
                  T. Rowe Price International Stock Portfolio
       _________________________________________________________________
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Institutional International Funds, Inc. 033-29697/811-5833
                              Foreign Equity Fund
           T. Rowe Price International Funds, Inc. 002-65539/811-2958
                     T. Rowe Price International Stock Fund
                     T. Rowe Price International Bond Fund
                   T. Rowe Price International Discovery Fund
                       T. Rowe Price European Stock Fund
                          T. Rowe Price New Asia Fund
                            T. Rowe Price Japan Fund
                        T. Rowe Price Latin America Fund


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                   T. Rowe Price Emerging Markets Stock Fund
                    T. Rowe Price Emerging Markets Bond Fund
                        T. Rowe Price Global Stock Fund
                T. Rowe Price International Growth & Income Fund
              T. Rowe Price International Bond Fund--Advisor Class
             T. Rowe Price International Stock Fund--Advisor Class
              T. Rowe Price Spectrum Fund, Inc. 033-10992/811-4998
                          Spectrum International Fund
          T. Rowe Price International Series, Inc. 033-52171/811-07145
                  T. Rowe Price International Stock Portfolio
        _______________________________________________________________
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.
      1)    Title of each class of securities to which transaction applies:
      _______________________________________________________
      2)    Aggregate number of securities to which transaction applies:
      ________________________________________________________
      3)
      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): (1)
      ________________________________________________________
      4)    Proposed maximum aggregate value of transaction:
      ________________________________________________________
      5)    Total fee paid:
      ________________________________________________________
      [ ] Fee paid previously with preliminary materials.
      ________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
      1)    Amount previously paid:
      _______________________________________________________
      2)    Form, schedule, or Registration Statement no.:
      ________________________________________________________
      3)    Filing party:
      ________________________________________________________
      4)    Date filed:
      ________________________________________________________




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INTERNATIONAL FUNDS PROXY AND ANNUAL MEETING

VENUE:

The International Funds will hold an annual meeting of shareholders on

          Wednesday, October 25, 2000 at 2:00 pm ET.
          Four Seasons Hotel
          2800 Pennsylvania Avenue, NW
          Washington, D.C. 20007

A Notice of the Annual Meeting of Shareholders will be sent to all International Fund shareholders of record at the close of business on August 25, 2000.

The shareholders of each fund will vote only on those proposals that apply to their fund(s).

Shareholders will "vote" the number of shares they held as of the close of business on August 25, 2000.

The notice is scheduled for mailing on or about September 1, 2000.

The Boards of the funds recommend that shareholders vote in favor of each proposal.

BACKGROUND:

On August 8, 2000, T. Rowe Price acquired Robert Flemings' 50% share of Rowe Price-Fleming International (RPFI). The SEC considers this to represent a change in control of RPFI, the manager of all of our international funds. SEC rules stipulate that shareholders approve new management contracts whenever there is a change in control of the fund manager.

Importantly, the substance of the management agreements remains unchanged:

The management fee rates for each fund will stay the same. RPFI, under its new name of T. Rowe Price International (TRPI), will continue to manage the funds.

INTERNATIONAL FUNDS INCLUDED IN THE PROXY:

          Institutional International Funds, Inc. consisting of its series:
Foreign Equity Fund
          T. Rowe Price International Funds, Inc. consisting of its series:
                T. Rowe Price International Stock Fund
               T. Rowe Price International Bond Fund
               T. Rowe Price International Discovery Fund
               T. Rowe Price European Stock Fund
               T. Rowe Price New Asia Fund
               T. Rowe Price Japan Fund
               T. Rowe Price Latin America Fund


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               T. Rowe Price Emerging Markets Stock Fund
               T. Rowe Price Emerging Markets Bond Fund
               T. Rowe Price Global Stock Fund
               T. Rowe Price International Growth & Income Fund
               T. Rowe Price International Bond Fund - Advisor Class
               T. Rowe Price International Stock Fund - Advisor Class
         T. Rowe Price Spectrum Fund, Inc. consisting of one of its series:
    Spectrum International Fund
         T. Rowe Price International Series, Inc. consisting of its series: T. Rowe Price International Stock Portfolio

     OVERVIEW

ISSUE:              Shareholders of each international fund must approve new
                    management contracts between the funds and T. Rowe Price
                    International (TRPI).
-------------------------------------------------------------------------------
WHY:                The SEC considers T. Rowe Price's acquisition of Robert
                    Flemings'
                    50% share of RPFI a change in control of the funds'
                    investment manager.
-------------------------------------------------------------------------------
WHAT STAYS THE      TRPI continues as the fund manager for each portfolio.
SAME:
                    TRPI will continue to:

                    make portfolio decisions;
                    conduct primary research;
                    use a team approach.

                    The terms of the new contracts will remain unchanged:

                    Expense ratios;
                    Management fee rates;
                    Structure (group fee + individual fund fee);
                    Length.

                    Note: If the merger of the Global Bond Fund is approved,
                    the
                    total annual fund operating expenses will be reduced from
                    1.52% (currently capped at 1.00% to 0.90%. This reduction
                    is
                    not due to the organizational change (RPFI to TRPI)
-------------------------------------------------------------------------------
WHAT CHANGES:       Not much.
                    We have changed the name of RPFI to T. Rowe Price
                    International
                     (TRPI) to reflect the fact that TRPI is now a fully owned
                    subsidiary of
                    TRPA. Importantly, TRPI is not a new company, it is the new name for RPFI.

                    Any significant changes to portfolio teams will be
                    communicated to shareholders.
-------------------------------------------------------------------------------




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THE MATTERS TO BE ACTED ON INCLUDE:

1.  ALL FUNDS.
  To approve or disapprove a new investment management agreement for each fund;

2.  FOREIGN EQUITY FUND.
  To approve or disapprove amending a fundamental policy of the fund to permit it to engage in securities lending;

3.  NEW ASIA FUND.
  To approve or disapprove amending a fundamental policy of the fund to change its status from diversified to non-diversified;

4.  ALL FUNDS EXCEPT SPECTRUM INTERNATIONAL.
  To elect five directors to serve on the Boards of the funds until the next annual meeting, if any, or until their successors shall have been duly elected and qualified;

5.  ALL FUNDS.
  To ratify or reject the appointment of the firm of PricewaterhouseCoopers LLP as independent accountants for each fund's current fiscal year; and

6. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.


QUESTIONS AND ANSWERS

     WHAT IS THE NEW CORPORATE STRUCTURE?  HOW DOES IT COMPARE TO THE OLD ONE?

     T. Rowe Price International, Inc. (formerly Rowe Price-Fleming International) is a wholly owned subsidiary of T. Rowe Price Associates. Formerly, Rowe Price-Fleming International was a 50/50 joint venture between T. Rowe Price and Flemings.

     WHAT CAUSED THIS OWNERSHIP CHANGE TO OCCUR?

     Both joint venture partners recognized that our corporate structure no longer made sense as the priorities of the owners diverged. Flemings' decision to be acquired by Chase created the high probability of internal competition across a number of business areas, which would have created a potentially disruptive operating environment for the joint venture.

     WILL THE WAY IN WHICH YOU MANAGE PORTFOLIOS BE ALTERED BY THE TRANSACTION?

     No. The transaction will not change in any way our team structure, basic investment philosophy or investment process, nor do we expect it to change the roles of the investment professionals currently managing your portfolio.



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     WHAT ARE THE BENEFITS OF THE NEW OWNERSHIP?

     The primary benefits are an increased commitment to proprietary research and enhanced interaction between our international investment team and T. Rowe Price's domestically-oriented investment professionals. In light of the globalization of industries and the increasing influence of sectoral factors in international investment, we believe that closer interaction will strengthen our understanding of these important sectoral influences. We also expect to benefit from an increased commitment to information systems/technology and the growing array of analytical and information management tools emanating from the US.

     WILL YOU BE MOVING OFFICES?

     Offices in each of our current geographic locations will be maintained, but we will eventually move out of Flemings offices into our own space. Our transition agreement with Flemings allows us to remain within offices of our former parent for up to 12 months after the deal closed.


          LONDON:
          In September 2000, our London office will move to a new building along with Flemings, as part of a move planned well before the change in ownership was announced. In March 2001, we expect to move into our own offices. These offices have been identified and are situated only a few blocks from our current location in London's Financial District. We have a new phone number for the London office: 011-44-20-7742-4514. This number is effective today and will change when we move again in early 2001.

          HONG KONG, TOKYO, SINGAPORE, AND PARIS:
          Our personnel in these offices are expected to move out of Flemings' space by the end of 2000. The search for new office space is nearly completed.

          BUENOS AIRES:
          We will maintain our current office in Buenos Aires.

          BALTIMORE:
          We will remain at 100 East Pratt Street.

     HOW IS RESEARCH AFFECTED?

     Our research effort is essentially independent of Flemings. We continue to expand our team of international analysts, now six in total, and we are moving to integrate more fully with T. Rowe Price's extensive team of US sector-based analysts. Gonzalo Pangaro, our Latin American analyst based in Buenos Aires, has been appointed Director of International Research and will move to London next year. He will work together with Bill Stromberg, Director of U.S. Equity Research, to develop our combined resources going forward.


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PAGE 7

     In addition, Dean Tenerelli recently joined us as a global telecommunications analyst and will be based in London. Dean has 10 years of research and money management experience and will work closely with T. Rowe Price's US telecommunications analysts.

     WHAT ABOUT TRADING?

     We are establishing our own trading desk for European securities which will supplant the Flemings facility that we have been using. Trading for the Pacific markets is already handled by our own trading desk in Hong Kong, and trading for the Americas is largely handled by the T. Rowe Price equity trading in Baltimore. The conversion of our European trading function is proceeding on schedule and we expect a smooth transition. In the meantime, we will continue to utilize the Flemings European trading desk until our desk is operational.

      We have hired Clive Williams, formerly head trader of GT/Invesco Asset Management in London, as our head European trader. We have also hired two additional traders who will join us in the next several weeks. We expect that our trading desk will be up and running this Fall.

     WILL THERE BE CHANGES IN INFORMATION TECHNOLOGY (IT) SYSTEMS?

     Information technology and systems is an area of significant focus for a number of our administrative and IT personnel. We will be migrating from Flemings' systems to T. Rowe Price's systems and standards for trading, record keeping, portfolio administration, analytics, communications, desk standards, support and security.

          TRADING SYSTEMS:
          We are in the process of moving from Flemings' in-house trading platform to Merrin, a leading trade order management system currently used by T. Rowe Price. The conversion is well ahead of schedule and should be completed by year-end.

           PORTFOLIO RECORD KEEPING:
          We are in the process of moving from an in-house Flemings' system to Global Portfolio System(R) (GPS), a comprehensive ledger-based multicurrency portfolio accounting system used by T. Rowe Price. We expect to make this transition by mid-2001.

          PORTFOLIO ANALYTICS:
          In 1999, we started a conversion to VisionTM - a proprietary portfolio analytics system built and used by T. Rowe Price for U.S. portfolio analysis. VisionTM is now operational for international portfolios, and the transition is essentially complete.

     Communications, security and IT support will all conform to the T. Rowe Price stan-


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     dard to allow for maximum connectivity between offices. This will permit a common e-mail and desk platform throughout the company in every location.

     HAVE T. ROWE PRICE INTERNATIONAL PERSONNEL BEEN INTEGRATED INTO THE OVERALL
     T. ROWE PRICE MANAGEMENT STRUCTURE? HAVE THERE BEEN ANY OTHER CHANGES IN MANAGEMENT OR PERSONNEL?

     To reflect the importance of T. Rowe Price International to T. Rowe Price, David Warren has joined the Management Committee of T. Rowe Price, the group that guides the firm's overall strategy. Martin Wade has joined the
     T. Rowe Price Board of Directors and its Compensation Committee, and has resigned from the Flemings Board. Our full investment team, client service group and administrative personnel are expected to remain in place.


ANSWERS TO THE FOLLOWING QUESTIONS, CAN BE FOUND ON THE REFERENCED PAGE OF THE PROXY DOCUMENT .

Be sure to review the Proxy Information that has been distributed to all sites; keep the material handy to answer shareholders' questions.

The following page references should answer the most frequently asked questions and should aid you in responding to inquiries about the proxy or the annual meeting.

     GENERAL INFORMATION: PAGES 3 - 4
        Who is asking for my vote? Page 3
        Who is eligible to vote? Page 3
        What are shareholders being asked to vote on? Page 4 (see proposals) How can I get more information about the funds? Page 4

     PROPOSAL NO.   1 NEW INVESTMENT MANAGEMENT AGREEMENTS BETWEEN T. ROWE PRICE
     INTERNATIONAL, INC. AND THE FUNDS: PAGES 5 - 15
         Why are shareholders being asked to approve new investment management agreements? Page 5
         How do the Proposed Agreements differ from the current ones? Page 5 What matters were considered by the Boards in recommending the new advisory agreements? Pages 5 - 6
         When were the current agreements adopted?  Pages 6 - 7
         What do the funds currently pay to Price International for its advisory services?
         Pages 7 - 12
         What services does Price International provide under the current and Proposed Agreements? Page 12
         Who else provides services to the funds?  Page 13
         What services are provided under these other agreements? Pages 13 - 15 What vote is required to approve the new Investment Management Agree-


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         ments?
         Page 15

     PROPOSAL NO. 2   AMENDMENT OF THE FOREIGN EQUITY FUND'S FUNDAMENTAL POLICY
     ON SECURITIES LENDING:  PAGES 16 - 17
         What vote is required to approve this amendment to the fund's policies and practices? Page 17

     PROPOSAL NO. 3 AMENDMENT OF THE NEW ASIA FUND'S FUNDAMENTAL POLICY TO CHANGE ITS STATUS FROM DIVERSIFIED TO NON-DIVERSIFIED: PAGES 17 - 18
         What vote is required to approve this amendment to the fund's policies and practices? Page 18

     PROPOSAL NO. 4 ELECTION OF DIRECTORS:
               All Funds (other than Spectrum International Pages 18 - 22
               Who are the nominees for directors? Page 18
               Background and share position of nominees. Pages 18 - 20
               Do the nominees have a stake in the funds? Page 20
               What are the primary responsibilities of each fund's Board members? Page 20
               How often does each fund's Board meet? Pages 20 - 21
               What are the directors paid for their services to the funds? Page 21 - 22
               What vote is required to elect the directors? Page 22

     PROPOSAL NO. 5 SELECTION OF INDEPENDENT ACCOUNTANTS: PAGES 23 - 24
               All funds Page 23
               What vote is required to ratify the funds' independent accountants? Page 23

     FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING: PAGES 24 - 27
               What is the required quorum? Page 24
               How are the votes counted? Page 24
               Can additional matters be acted upon at the annual meeting? Page
     25
               How can proxies be recorded? Page 25
               How can proxies be solicited, and who pays for the costs involved? Page 26
               Can I change my vote after I mail my proxy? Page 26
               Are the funds required to hold annual meetings? Page 26

     GENERAL INFORMATION ABOUT THE FUNDS: PAGES 27 - 31
               Who are the funds' executive officers? Page 27
               What is the share ownership of each fund? Pages 27 - 28
               Who are the principal holders of each fund's shares? Pages 28 -
     31

     INFORMATION ABOUT PRICE INTERNATIONAL: PAGES 31 - 32
               Who are the directors of Price International? Page 31 Transactions in T. Rowe Price Stock Pages 31 - 32



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     INFORMATION ABOUT T. ROWE PRICE: PAGE 32
               Who are the directors of T. Rowe Price? Page 32

     EXHIBIT 1: PRO FORM INVESTMENT MANAGEMENT AGREEMENT PAGES 33 - 45


INTERNATIONAL FUND SHAREHOLDERS HAVE THREE METHODS OF VOTING:

1.  BY INTERNET
          Go to the Web site: www.proxyweb.com. Shareholders will need their proxy cards
          Enter the control number (12 - 14 digits) found in the upper left corner of the proxy card.
          Follow instructions. (Shareholders should use their proxy cards as a guide.)

2.  BY TELEPHONE
    Call toll free 1-888-221-0697 (automated service) Shareholders will need their proxy cards
    Enter the control number (12 - 14 digits) found in the upper left corner of the proxy card.
    Follow instructions on the recorded information.

3.  BY MAIL
    Date, sign, and return the proxy card in the envelope provided. (Envelope is postage-paid if mailed in the United States.)
    If shareholders lost their envelope and cannot (or choose not to) vote by telephone or internet, they can mail their proxy card to:

               Management Information Services
               61 Accord Park Drive
               Norwell, MA 02061

INTERNATIONAL STOCK PORTFOLIO CONTRACT HOLDERS HAVE ONLY ONE METHOD OF VOTING:


1. BY MAIL
    Date, sign, and return the proxy card in the envelope provided. (Envelope is postage-paid if mailed in the United States.)

    If contract holders lost their envelope, they can mail their proxy card to:

               Management Information Services
               61 Accord Park Drive
               Norwell, MA 02061

MISCELLANEOUS INFORMATION

Any proxy, including those voted via the Internet or by telephone, may be revoked at any time before it is voted by filing a written notice of revocation with the funds, by delivering a


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PAGE 11
properly executed proxy bearing a later date, or by attending the meeting and voting in person.

The proxy materials reference a toll free number (1-800-541-5910) that shareholders could call if they need additional information about the meeting or matters proposed for action.

If International Fund shareholders of record as of close of business August 25, 2000 did not receive their proxy information or need additional proxy materials, get their name, fund, account number, and address. Forward the information via e-mail to Pat Butcher-Lippert in Legal.

PROXY:
A written authorization by a stockholder allowing a representative or someone else to vote for or against directors and business proposals at the annual meeting. The results of these votes are usually announced at the meeting and in the fund's next report.


INDIVIDUALS NOMINATED TO SERVE AS DIRECTORS:

          M. David Testa
          Martin G. Wade
          Anthony W. Deering
          Donald W. Dick, Jr.
          Paul M. Wythes


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